U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 6, 2009

COMMISSION FILE NUMBER: 000-21268

MineCore International, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

84-1023321
(I.R.S.EMPLOYER IDENTIFICATION NUMBER)

75 East Santa Clara, Suite 1388

San Jose, California, USA, 95113
TELEPHONE: 408-907-4229
FAX: 408-416-0899
 (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 6, 2009, MineCore International, Inc. received the resignations of both Breene Kerr and Richard Boehner as  directors of the Company effective immediately.   The Company has accepted their resignations.  The Company has provided Mr. Kerr and Mr. Boehner with a copy of this report filed on Form 8-k with the Commission.   Both Mr. Kerr and Mr. Boehner will have the opportunity to furnish the Company as promptly as possible, a letter stating whether each agrees with the statements contained herein, and if not, stating in what respects each disagrees.  Any letter received will be filed as an exhibit to an amended Report within two business days of receipt of such letter. A copy of the Letters of Resignation for Breene Kerr and Richard Boehner is attached hereto as Exhibits 99.1 and 99.2 and is incorporated herein by reference.

ITEM 9.01 Exhibits

Number	Description
99.1 99.2	Letter of Resignation; Breen Kerr Letter of Resignation; Richard Boehner

SIGNATURES

                PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

DATED: November 9, 2009

MINECORE INTERNATIONAL, INC. BY: /S/ Jerry G. Mikolajczyk —————————————— Jerry G. Mikolajczyk Chief Operating Officer